UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  February 26, 2009

Beacon Energy Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-147261	20-5754991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

186 North Avenue East Cranford, New Jersey		07016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 497-9990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointmentof Certain Officers; Compensatory Arrangements of Certain Officers

On March 4, 2009, Beacon Energy Holdings, Inc. (the “Company”) issued a press release announcing the resignation of its President and Chief Executive officer, Dylan K. Remley, effective February 26, 2009.  The full text of this press release is attached hereto as Exhibit 99.1.

The information in this Item 8.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Beacon Energy Holdings, Inc.

Date: March 4, 2009	By:	/s/ Carlos E. Agüero
Carlos E. Agüero
Chairman and Director

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Beacon Energy Holdings, Inc. dated March 4, 2009.